Exhibit 1(a) PPL CAPITAL FUNDING, INC. $750,000,000 5.250% Senior Notes due 2034 Fully and Unconditionally Guaranteed as to Payment under Guarantees of PPL CORPORATION UNDERWRITING AGREEMENT New York, New York August 6, 2024 Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 MUFG Securities Americas Inc. 1221 Avenue of the Americas, 6th Floor New York, New York 10020 Truist Securities, Inc. 3333 Peachtree Road NE Atlanta, Georgia 30326 Wells Fargo Securities, LLC 550 South Tryon Street, 5th Floor Charlotte, North Carolina 28202 As Representatives of the Several Underwriters To the Addressees: 1. Introductory. PPL Capital Funding, Inc., a Delaware corporation (the “Company”), a subsidiary of PPL Corporation, a Pennsylvania corporation (the “Guarantor”), proposes to issue and sell, and the several Underwriters named in Section 3 hereof (the “Underwriters”), for whom you are acting as representatives (the “Representatives”) propose, severally and not jointly, to purchase, upon the terms and conditions set forth herein, $750,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2034 (the “Notes”) to be issued under an Indenture, dated as of November 1, 1997, among the Company, the Guarantor and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank)), as trustee thereunder (the “Trustee”), heretofore supplemented and as to be further supplemented by Supplemental Indenture No. 18 thereto relating to the Notes (“Supplemental Indenture”) (as so supplemented, the “Indenture”). The Notes will be fully and unconditionally guaranteed as to payment of principal and interest by the Guarantor pursuant to guarantees of the Guarantor (the “Guarantees”). If the Representatives are the sole Underwriters, all references to Representatives shall be to the Underwriters.

The Company and the Guarantor have filed with the Securities and Exchange Commission (the “Commission”) a joint automatic shelf registration statement on Form S-3 (Nos. 333-277140 and 333- 277140-04), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) (“Rule 462(e)”) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement covers the registration of the Notes and the Guarantees under the Securities Act. Promptly after the date of this Agreement, the Company and the Guarantor will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the Securities Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Notes that omitted Rule 430B Information (other than a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”) that has not been approved in writing by the Company, the Guarantor and the Representatives), including any related prospectus supplement and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments or supplements thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the Securities Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Notes, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date hereof and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be. 2. Representations and Warranties. The Company and the Guarantor jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 2(b) hereof and as of the Closing Date referred to in Section 5 hereof, and agree with each Underwriter as follows:

(a) (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company, the Guarantor or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Regulations) made any offer relating to the Notes in reliance on the exemption of Rule 163 of the Securities Act Regulations (“Rule 163”) or made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) and (D) at the date hereof, each of the Company and the Guarantor was and is eligible to register and issue the Notes and the Guarantees, as the case may be, as a “well-known seasoned issuer” as defined in Rule 405, including not having been and not being an “ineligible issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Notes and the Guarantees, since their registration on the Registration Statement, have been and remain eligible for registration by the Company and the Guarantor on a Rule 405 “automatic shelf registration statement.” Neither the Company nor the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations objecting to the use of the automatic shelf registration statement form. (b) The Original Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations on February 16, 2024, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Any offer that is a written communication relating to the Notes and the Guarantees made prior to the filing of the Original Registration Statement by the Company, the Guarantor or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163. At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations and at the Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed and each Prospectus will comply when so filed in all material respects with the Securities Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, including but not limited to the Final Term Sheet prepared and filed pursuant to Section 6(b), and the Statutory Prospectus (as defined below), considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the time of the filing of the Final Term Sheet, the General Disclosure Package will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used in this subsection and elsewhere in this Agreement: “Applicable Time” means 3:15 p.m., New York City time, on August 6, 2024 or such other time as agreed by the Company, the Guarantor and the Representatives. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Notes that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company and the Guarantor’s records pursuant to Rule 433(g). “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule A hereto. “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus. “Permitted Free Writing Prospectus” means any free writing prospectus consented to in writing by the Company, the Guarantor and the Representatives. For the avoidance of doubt, any free writing prospectus that is not consented to in writing by the Company and the Guarantor does not constitute a Permitted Free Writing Prospectus and will not be an Issuer Free Writing Prospectus. “Statutory Prospectus” as of any time means the prospectus relating to the Notes and the Guarantees that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes and the Guarantees or until any earlier date that the Company and the Guarantor notified or notifies the Representatives as described in Section 6(g), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company and the Guarantor by any Underwriter through the Representatives expressly for use therein (the only such information being that set forth in Schedule B hereto) or to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture. At the effective date of the Registration Statement, the Indenture conformed in all material respects to the Trust Indenture Act and the rules and regulations thereunder; (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Notes; and the Company is and will be treated as a consolidated subsidiary of the Guarantor pursuant to generally accepted accounting principles; (d) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and to perform its obligations under this Agreement, the Indenture and the Guarantees and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole; (e) The Notes have been duly authorized by the Company and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium laws or by other laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and consideration of public policy, and federal or state securities law limitations on indemnification and contribution (the “Enforceability Exceptions”); the Notes will be in the forms established pursuant to, and entitled to the benefits of, the Indenture; and the Notes will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus; (f) The Guarantees have been duly authorized and, when duly executed pursuant to the Indenture and issued and delivered in the manner provided for in the Indenture, will constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms except to the extent limited by the Enforceability Exceptions; the Guarantees will be in the form established pursuant to the Indenture; and the Guarantees will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus; (g) The Indenture, including the Supplemental Indenture, has been duly authorized by the Company and the Guarantor and, when executed and delivered by the Company and the Guarantor, and assuming due authorization, execution and delivery by the Trustee, will constitute a valid and legally binding obligation of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, except to the extent limited by the Enforceability Exceptions; the Indenture conforms and will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus; and at the effective date of the Registration Statement, the Indenture was duly qualified under the Trust Indenture Act; (h) Each of the Company and the Guarantor is in compliance in all material respects with its Certificate of Incorporation or Amended and Restated Articles of Incorporation, as applicable, and by-laws; (i) No consent, approval, authorization, order, registration or qualification of or with any federal, state or local governmental agency or body or any federal, state or local court is required to be obtained by the Company or the Guarantor in connection with their execution and delivery of this Agreement, the Indenture, the Notes or the Guarantees, or the performance by the Company and the Guarantor of their obligations hereunder or thereunder, except such as have been obtained and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus; (j) Neither the execution and delivery of this Agreement or the Supplemental Indenture, nor the issue and sale of the Notes, nor the issue of the Guarantees, nor the consummation of any of the transactions herein or therein contemplated, will violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company or the Guarantor, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the Company or the Amended and Restated Articles of Incorporation or by-laws of the Guarantor, or any material agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it is bound, except in each case for such violations, breaches or defaults that would not in the aggregate have a material adverse effect on the ability of the Company and the Guarantor to perform their obligations hereunder or thereunder; (k) The consolidated financial statements of the Guarantor and its subsidiaries, together with the related notes and schedules, each set forth or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; such audited financial statements have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and no material modifications are required to be made to the unaudited interim financial statements for them to be in conformity with generally accepted accounting principles;

(l) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor; (m) Since the respective dates as of which information is given in the General Disclosure Package and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change, or event or occurrence that would result in a material adverse change in the financial position or results of operations of the Guarantor and its subsidiaries taken as a whole; (n) Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; (o) Deloitte & Touche LLP, which has audited certain financial statements of the Guarantor and its consolidated subsidiaries and issued its report with respect to certain of the audited consolidated financial statements and schedules included and incorporated by reference in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Guarantor during the periods covered by its report within the meaning of the Securities Act and the Securities Act Regulations and the standards of the Public Company Accounting Oversight Board (United States); (p) The Guarantor maintains systems of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s authorizations and transactions are recorded as necessary to permit preparation of financial statements. The Guarantor maintains “disclosure controls and procedures” as such term is defined in Rule 13a-15(e) under the Exchange Act and (B) “internal control over financial reporting” as such term is defined in Rule 13a-15(f) under the Exchange Act; (q) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto; (r) None of the Guarantor or any of its subsidiaries or, to the Guarantor’s knowledge, any director, officer, or employee thereof, or any agent or representative of the Guarantor or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) or to any person in order to influence official action in violation of any applicable anti-corruption laws; (ii) the Guarantor and each of its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Guarantor nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws. (s) The operations of the Guarantor and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Guarantor and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Guarantor or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Guarantor, threatened. (t) (i) None of the Guarantor, any of its subsidiaries, or, to the Guarantor’s knowledge, any director, officer, or employee thereof, or any agent, affiliate or representative of the Guarantor or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, so-called Donetsk People’s Republic, or so-called Luhansk People’s Republic, the Crimea region, the non- government controlled areas of Zaporizhzhia and Kherson regions or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Cuba, Iran, North Korea and Syria); (ii) the Guarantor will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, except to the extent permitted for a Person required to comply with Sanctions, or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise); and (iii) the Guarantor and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. (u) (i) (A) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no security breach or other compromise of or relating to any of the Guarantor’s or any of its subsidiaries information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (B) the Guarantor and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, except as would not, in the case of this clause (i), reasonably be expected to have a material adverse effect on the financial position or results of operations of the Guarantor and its subsidiaries taken as a whole; (ii) the Guarantor and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Guarantor and its subsidiaries taken as a whole; and (iii) the Guarantor and its subsidiaries have implemented backup and disaster recovery technology reasonably consistent with industry standards and practices. Each of you, as one of the several Underwriters, represents and warrants to, and agrees with, the Company and the Guarantor, their respective directors and such of their respective officers as shall have signed the Registration Statement, and to each other Underwriter, that the information set forth in Schedule B hereto furnished to the Company and the Guarantor by or through you or on your behalf expressly for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading. 3. Purchase and Sale of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein contained, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of 98.836% of the principal amount thereof, plus accrued interest, if any, from the date of the first authentication of the Notes to the Closing Date (as hereinafter defined), the respective principal amounts of the Notes set forth below opposite the names of such Underwriters. Underwriters Principal Amount of Notes Morgan Stanley & Co. LLC $ 150,000,000 MUFG Securities Americas Inc. 150,000,000 Truist Securities, Inc. 150,000,000 Wells Fargo Securities, LLC 150,000,000 BNY Mellon Capital Markets, LLC 37,500,000 Huntington Securities, Inc. 37,500,000 TD Securities (USA) LLC 37,500,000 Bancroft Capital, LLC 7,500,000 CastleOak Securities, L.P. 7,500,000 Loop Capital Markets LLC 7,500,000 Roberts & Ryan, Inc. 7,500,000 Samuel A. Ramirez & Company, Inc. 7,500,000 Total $ 750,000,000 4. Offering of the Notes. The several Underwriters agree that as soon as practicable, in their judgment, they will make a public offering of their respective portions of the Notes in accordance with the terms set forth in the General Disclosure Package and the Prospectus. 5. Delivery and Payment. (a) The Notes will be represented by one or more definitive global securities in book- entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Notes to you against payment by you of the purchase price therefor (such delivery and payment herein referred to as the “Closing”) by wire transfer of immediately available funds to the Company’s account by 10:00 a.m. or as soon as possible thereafter, New York City time, on the Closing Date. Such payment shall be made upon delivery of the Notes for the account of Wells Fargo Securities, LLC at DTC. The Notes to be so delivered will be in fully registered form in such authorized denominations as established pursuant to the Indenture. The Company will make the Notes available for inspection by you at the office of Hunton Andrews Kurth LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Company, not later than 10:00 a.m., New York City time, on the Business Day next preceding the Closing Date. The term “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City. (b) Each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not and will not make any offer relating to the Notes that would constitute or would use an “issuer free writing prospectus” as defined in Rule 433 or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations that would be required to be filed with the Commission, other than information contained in the Final Term Sheet prepared in accordance with Section 6(b). The term “Closing Date” wherever used in this Agreement shall mean August 9, 2024, or such other date (i) not later than the seventh full Business Day thereafter as may be agreed upon in writing by the Company and you, or (ii) as shall be determined by postponement pursuant to the provisions of Section 10 hereof. 6. Certain Covenants of the Company and the Guarantor. Each of the Company and the Guarantor covenants and agrees with the several Underwriters as follows: (a) Subject to Section 6(b), to comply with the requirements of Rule 430B and to notify the Representatives immediately, and confirm the notice in writing, (i) when any post- effective amendment to the Registration Statement or new registration statement relating to the Notes shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement and/or any notice objecting to its use or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company or the Guarantor becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Notes and the Guarantees. The Company and the Guarantor will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company and the Guarantor shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)). (b) To give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Notes or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, the Company and the Guarantor will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives shall reasonably object in writing. The Company and the Guarantor will give the Representatives notice of their intention to make any such filing pursuant to the Exchange Act, Securities Act or Securities Act Regulations from the Applicable Time to the Closing Date and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives shall reasonably object in writing. The Company and the Guarantor will prepare a final term sheet (the “Final Term Sheet”) substantially in the form attached as Annex I hereto reflecting the final terms of the Notes and shall file such Final Term Sheet as an “Issuer Free Writing Prospectus” in accordance with Rule 433; provided that the Company and the Guarantor shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives shall reasonably object in writing. (c) To furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, as many copies of the Prospectus and any amendments and supplements thereto as each Underwriter may reasonably request. (d) That before amending and supplementing the preliminary prospectus or the Prospectus, they will furnish to the Representatives a copy of each such proposed amendment or supplement and that it will not use any such proposed amendment or supplement to which the Representatives reasonably object in writing. (e) To use their best efforts to qualify the Notes and to assist in the qualification of the Notes by you or on your behalf for offer and sale under the securities or “blue sky” laws of such jurisdictions as you may designate, to continue such qualification in effect so long as required for the distribution of the Notes and to reimburse you for any expenses (including filing fees and fees and disbursements of counsel) paid by you or on your behalf to qualify the Notes for offer and sale, to continue such qualification, to determine its eligibility for investment and to print any preliminary or supplemental “blue sky” survey or legal investment memorandum relating thereto; provided that neither the Company nor the Guarantor shall be required to qualify as a foreign corporation in any State, to consent to service of process in any State other than with respect to claims arising out of the offering or sale of the Notes, to subject itself to taxation in any such jurisdiction if it is not otherwise so subject, or to meet any other requirement in connection with this paragraph (e) deemed by the Company and the Guarantor to be unduly burdensome; (f) To promptly deliver to you a true and correct copy of the Registration Statement as originally filed and of all amendments thereto heretofore or hereafter filed, including conformed copies of all exhibits except those incorporated by reference, and such number of conformed copies of the Registration Statement (but excluding the exhibits), each related preliminary prospectus, the Prospectus, and any amendments and supplements thereto, as you may reasonably request; (g) If at any time prior to the completion of the sale of the Notes by the Underwriters (as determined by the Representatives), any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Securities Act, the Company and the Guarantor promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 6, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Prospectus to the several Underwriters without charge in such quantities as they may reasonably request; provided that the expense of preparing and filing any such amendment or supplement (x) that is necessary in connection with such a delivery of a prospectus more than nine months after the date of this Agreement or (y) that relates solely to the activities of any Underwriter shall be borne by the Underwriter or Underwriters or the dealer or dealers requiring the same; and provided further that you shall, upon inquiry by the Company and the Guarantor, advise the Company and the Guarantor whether or not any Underwriter or dealer which shall have been selected by you retains any unsold Notes and, for the purposes of this subsection (g), the Company and the Guarantor shall be entitled to assume that the distribution of the Notes has been completed when they are advised by you that no Underwriter or such dealer retains any Notes. If at any time following issuance of an Issuer Free Writing Prospectus, there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement (or any other registration statement related to the Notes) or the Statutory Prospectus or any preliminary prospectus would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company and the Guarantor will promptly notify the Representatives and will promptly amend or supplement, at their own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission;

(h) The Guarantor will, as soon as practicable, make generally available to its security holders an earnings statement covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 under the Securities Act which will satisfy the provisions of Section 11(a) of the Securities Act; (i) The Company and the Guarantor will pay or bear (i) all expenses in connection with the matters herein required to be performed by the Company or the Guarantor, including all expenses (except as provided in Section 6(g) above) in connection with the preparation and filing of the Registration Statement, the General Disclosure Package and the Prospectus, and any amendment or supplement thereto, and the furnishing of copies thereof to the Underwriters, and all audits, statements or reports in connection therewith, and all expenses in connection with the issue and delivery of the Notes and the related Guarantees to the Underwriters at the place designated in Section 5 hereof, any fees and expenses relating to the eligibility and issuance of the Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes, all federal and state taxes (if any) payable (not including any transfer taxes) upon the original issue of the Notes or the related Guarantees; (ii) all expenses in connection with the printing, reproduction and delivery of this Agreement and the printing, reproduction and delivery of any preliminary prospectus and each Prospectus, and (except as provided in Section 6(g) above) any amendment or supplement thereto, to the Underwriters; (iii) any and all fees payable in connection with the rating of the Notes; and (iv) the reasonable fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Notes; (j) During the period from the date of this Agreement through the Closing Date, the Company or the Guarantor shall not, without the Representatives’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Notes, any security convertible into or exchangeable into or exercisable for Notes or any debt securities substantially similar to the Notes (except for the Notes issued pursuant to this Agreement); and (k) Each of the Company and the Guarantor represents and agrees that, unless it obtains the prior consent of the Representatives (such consent not to be unreasonably withheld), it has not made and will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission. Each of the Company and the Guarantor represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping in accordance with the Securities Act Regulations. 7. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Notes on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein at the date of this Agreement and the Closing Date, to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of its obligations hereunder and to the following additional conditions:

(a) You shall have received letters, dated the date of this Agreement and the Closing Date, in form and substance reasonably satisfactory to the Representatives, from Deloitte & Touche LLP, independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters”, with respect to the Guarantor and its consolidated subsidiaries, including the Company. The procedures described in such letters were prescribed by the Underwriters and are sufficient to satisfy the condition in this Section 7(a). (b) The Registration Statement shall have become effective and on the Closing Date no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). The Company and the Guarantor shall have paid the required Commission filing fees relating to the Notes within the time period required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b). (c) Subsequent to the execution of this Agreement, there shall not have occurred (i) any material adverse change not contemplated by the General Disclosure Package or the Prospectus (as it exists on the date hereof) in or affecting particularly the business or properties of the Guarantor or the Company which, in your judgment, materially impairs the investment quality of the Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or the Guarantor on any exchange or in the over-the-counter market; (iii) a general banking moratorium declared by federal or New York authorities or a material disruption in securities settlement, payment or clearance services in the United States; (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Notes and you shall have made a similar determination with respect to all other underwritings of debt securities of utility or energy companies in which you are participating and have a contractual right to make such a determination; or (v) any decrease in the ratings of the Notes by S&P Global Ratings Inc., a division of S&P Global Inc., Moody’s Investors Service, Inc. or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes. (d) You shall have received from W. Eric Marr, Esq., Senior Counsel, or such other counsel for the Company and the Guarantor as may be acceptable to you, an opinion in form and substance satisfactory to you, dated the Closing Date and addressed to you, as Representatives of the Underwriters, to the effect set forth in Exhibit A hereto. In rendering such opinion, such counsel may rely as to matters governed by New York law upon the opinion of Davis Polk & Wardwell LLP referred to in Section 7(e) of this Agreement. (e) You shall have received from Davis Polk & Wardwell LLP, counsel to the Company and the Guarantor, an opinion in form and substance satisfactory to you, dated the Closing Date and addressed to you, as Representatives of the Underwriters, to the effect set forth in Exhibit B hereto. In rendering such opinion, Davis Polk & Wardwell LLP may rely as to matters governed by Pennsylvania law upon the opinion of W. Eric Marr, Esq. or such other counsel referred to in Section 7(d). (f) You shall have received from Hunton Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions in form and substance satisfactory to you, dated the Closing Date, with respect to matters as you may require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Hunton Andrews Kurth LLP may rely as to matters governed by Pennsylvania law upon the opinion of W. Eric Marr, Esq. or such other counsel referred to in Section 7(d). (g) You shall have received a certificate, dated the Closing Date, of the Controller and the Treasurer or Assistant Treasurer of the Guarantor, and of the President, the Treasurer or the Assistant Treasurer of the Company, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company or the Guarantor, as the case may be, in this Agreement are true and correct in all material respects as of the Closing Date, (ii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued, and no proceedings for that purpose have been instituted or are pending by the Commission, and (iv) subsequent to the date of the latest financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Guarantor except as set forth or contemplated in the Prospectus or as described in such certificate. (h) You shall have received from the Company a copy of the rating letters or other evidence reasonably satisfactory to the Representatives from S&P Global Ratings Inc., a division of S&P Global Inc. and Moody’s Investors Service, Inc. assigning ratings on the Notes as set forth in the General Disclosure Package. The Company and the Guarantor will furnish you as promptly as practicable after the Closing Date with such conformed copies of such opinions, certificates, letters and documents as you may reasonably request. In case any such condition shall not have been satisfied, this Agreement may be terminated by you upon notice in writing or by telegram to the Company without liability or obligation on the part of the Company and the Guarantor or any Underwriter, except as provided in Sections 6(e), 6(i), 9, 11 and 14 hereof.

8. Conditions of the Obligations of the Company and the Guarantor. The obligations of the Company to sell and deliver the Notes and of the Guarantor to deliver the Guarantees on the Closing Date are subject to the condition that, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall be in effect or proceeding therefor shall have been instituted or, to the knowledge of the Company or the Guarantor, shall be contemplated. If such condition shall not have been satisfied, then each of the Company and the Guarantor shall be entitled, by notice in writing or by telegram to you, to terminate this Agreement without any liability or obligation on the part of the Company, the Guarantor or any Underwriter, except as provided in Sections 6(e), 6(i), 9, 11 and 14 hereof. 9. Indemnification and Contribution. (a) The Company and the Guarantor agree that they will jointly and severally indemnify and hold harmless each Underwriter and the officers, directors, partners, members, employees, agents and affiliates of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, against any loss, expense, claim, damage or liability (or any action in respect thereof), joint or several, that arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or that arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading or arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading and, except as hereinafter in this Section 9 provided, the Company and the Guarantor agree to reimburse each indemnified party (as defined below) for any reasonable legal or other expenses as incurred by such indemnified party in connection with investigating or defending any such loss, expense, claim, damage or liability; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon, and in conformity with, written information furnished to the Company and the Guarantor as set forth in Schedule B hereto by or through you on behalf of any Underwriter expressly for use in any such document or arises out of, or is based on, statements or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act of the Trustee under the Indenture. (b) Each Underwriter, severally and not jointly, agrees that it will indemnify and hold harmless the Company and the Guarantor and their respective officers and directors and officers of PPL Services Corporation who are named in the Registration Statement, and each of them, and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the Securities Act, against any loss, expense, claim, damage or liability (or any action in respect thereof) that arises out of or is based on any untrue statement or alleged untrue statement of any material fact contained in any Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents in reliance upon, and in conformity with, written information furnished to the Company and the Guarantor as set forth in Schedule B hereto by or through you on behalf of such Underwriter expressly for use in any such document; and, except as hereinafter in this Section 9 provided, each Underwriter, severally and not jointly, agrees to reimburse the Company and the Guarantor and their respective officers and directors and officers of PPL Services Corporation who are named in the Registration Statement, and each of them, and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the Securities Act, for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending any such loss, expense, claim, damage or liability. (c) Upon receipt of notice of the commencement of any action against any person in respect of which indemnification may be sought pursuant to either subsection (a) or (b) above, such person (the “indemnified party”) shall, with reasonable promptness, notify the person against whom such indemnification may be sought (the “indemnifying party”) in writing of the commencement thereof; but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under subsection (a) or (b) of this Section 9. In the case of any such notice to an indemnifying party, the indemnifying party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party and to any other indemnifying party that is a defendant in the suit. In the event that any indemnifying party elects to assume the defense of any such action and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall be liable in the event of any settlement of any such action effected without its consent. Each indemnified party agrees promptly to notify each indemnifying party of the commencement of any litigation or proceedings against it in connection with the issue and sale of the Notes. (d) If any Underwriter or person entitled to indemnification by the terms of subsection (a) of this Section 9 shall have given notice to the Company and the Guarantor of a claim in respect thereof pursuant to subsection (c) of this Section 9, and if such claim for indemnification is thereafter held by a court to be unavailable for any reason other than by reason of the terms of this Section 9 or if such claim is unavailable under controlling precedent, such Underwriter or person shall be entitled to contribution from the Company and the Guarantor for liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which such Underwriter or person is entitled, there shall be considered the relative benefits received by such Underwriter or person and the Company and the Guarantor from the offering of the Notes that were the subject of the claim for indemnification (taking into account the portion of the proceeds of the offering realized by each), the Underwriter or person’s relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, the Guarantor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). (e) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party and all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or the failure to act by or on behalf of any indemnified party. (f) The indemnity and contribution provided for in this Section 9 and the representations and warranties of the Company, the Guarantor and the several Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, the Guarantor or their respective directors or officers, (ii) the acceptance of any Notes and payment therefor under this Agreement, and (iii) any termination of this Agreement. 10. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Notes hereunder, the non-defaulting Underwriters may make arrangements satisfactory to the Company for the purchase of such Notes by other persons, including any of the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated, severally in the proportion which their respective commitments hereunder bear to the total commitment of the non- defaulting Underwriters, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed to purchase. In the event that any Underwriter or Underwriters default in their obligations to purchase Notes hereunder, the Company may by prompt written notice to non-defaulting Underwriters postpone the Closing Date for a period of not more than seven full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents, and the Company will promptly file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve an Underwriter from liability for its default. 11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations and warranties of the Company and the Guarantor and of or on behalf of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or the Guarantor or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6; and the respective obligations of the Company, the Guarantor and the Underwriters pursuant to Section 9 hereof shall remain in effect. 12. Notices. The Company and the Guarantor shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Underwriters if the same shall have been made or given by you jointly or by Wells Fargo Securities, LLC. All statements, requests, notices, consents and agreements hereunder shall be in writing, or by telegraph subsequently confirmed in writing, and, if to the Company or the Guarantor, shall be sufficient in all respects if delivered or mailed to the Company or the Guarantor at Two North Ninth Street, Allentown, Pennsylvania 18101 (facsimile: 610-774-5235), Attn: Treasurer, and, if to you, shall be sufficient in all respects if delivered or mailed to you at the address set forth on the first page hereof (a copy of which shall be sent to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division, Fax No.: (212) 507-8999; MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Capital Markets Group, Fax No.: (646) 434-3455; Truist Securities, Inc., 3333 Peachtree Road NE, Atlanta, Georgia 30326, Fax No.: (404) 926-5027, Attention: Investment Grade Capital Markets and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: Transaction Management Department, E-mail: tmgcapitalmarkets@wellsfargo.com; provided, however, that any notice to an Underwriter pursuant to Section 9 hereof will also be delivered or mailed to such Underwriter at the address, if any, of such Underwriter furnished to the Company and the Guarantor in writing for the purpose of communications hereunder. 13. USA Patriot Act Compliance. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantor, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients. 14. No Advisory or Fiduciary Relationship. Each of the Company and the Guarantor acknowledges and agrees that (a) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the public offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantor, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Guarantor, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Guarantor on other matters) and no Underwriter has any obligation to the Company or the Guarantor with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantor, (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company and the Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (f) each of the Company and the Guarantor waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Guarantor in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Guarantor, including its respective stockholders, creditors or employees. 15. Parties in Interest. This Agreement shall inure solely to the benefit of the Company, the Guarantor and the Underwriters and, to the extent provided in Section 9 hereof, to any indemnified party and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term “successor” shall not include any assignee of an Underwriter (other than one who shall acquire all or substantially all of such Underwriter’s business and properties), nor shall it include any purchaser of Notes from any Underwriter merely because of such purchase. 16. Representation of Underwriters. Any action under this Agreement taken by the Representatives will be binding upon all the Underwriters. 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. Delivery of an executed Agreement by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 18. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto. 19. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

20. Waiver of Jury Trial. The Company, the Guarantor and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. 21. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement. 22. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. (c) For purpose of this Section 22(i), (A) the term “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) the term “Covered Entity” means any of the following: (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) the term “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) the term “U.S. Special Resolution Regime” means each of (1) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (2) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantor and the several Underwriters in accordance with its terms. Yours very truly, PPL CAPITAL FUNDING, INC. By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President and Treasurer PPL CORPORATION By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President-Finance and Treasurer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Morgan Stanley & Co. LLC /s/ Natalie Smithson Name: Natalie Smithson Title: Vice President MUFG Securities Americas Inc. /s/ Maheen Baig Name: Maheen Baig Title: Managing Director Truist Securities, Inc. /s/ Robert Nordlinger Name: Robert Nordlinger Title: Authorized Signatory Wells Fargo Securities, LLC /s/ Carolyn Hurley Name: Carolyn Hurley Title: Managing Director Acting severally on behalf of themselves and as Representatives of the several Underwriters named in Section 3 hereof.

SCHEDULE A Issuer General Use Free Writing Prospectus 1. Final Terms and Conditions, dated August 6, 2024, for $750,000,000 aggregate principal amount of 5.250% Senior Notes due 2034 filed with the Commission by the Company pursuant to Rule 433 under the Securities Act, a form of which is included herein as Annex I.

SCHEDULE B Information Represented and Warranted by the Underwriters Pursuant to Section 2 of the Underwriting Agreement 1. The third paragraph under the caption “Underwriting (Conflicts of Interest)” in the Prospectus Supplement; 2. The third and fourth sentences of the sixth paragraph under the caption “Underwriting (Conflicts of Interest)” in the Prospectus Supplement; and 3. The seventh paragraph under the caption “Underwriting (Conflicts of Interest)” in the Prospectus Supplement.

Annex I Exhibit A Exhibit B